VK-SLO-SUP-1

Prospectus Supplement dated October 2, 2018

Important Notice Regarding Change in Investment Strategy for Invesco Senior Loan Fund

The purpose of this supplement is to provide you notice of changes to the current Prospectus for Class A, C, IB, IC and Y shares of Invesco Senior Loan Fund. Effective on or about December 3, 2018, the following changes are made to the Fund’s Statutory Prospectus:

The following information replaces in its entirety the first paragraph appearing under the heading “Prospectus Summary – Principal Investment Strategies of the Fund – Other investment policies.”:

“Other investment policies of the Fund include the following: the Fund may invest up to 20% of its total assets, measured at the time of investment, in Senior Loans made to Borrowers that are organized or located in countries other than the U.S. and, during normal market conditions, the Fund may invest up to 20% of its total assets in any combination of (1) warrants and equity securities, (2) high quality short-term debt securities, (3) other debt securities, including high-yield bonds and junior debt securities, (4) credit-linked deposits and (5) Treasury Inflation Protected Securities (“U.S. TIPS”) and other inflation indexed bonds issued by the U.S. government, its agencies or instrumentalities. The Fund may also hold equity securities received as part of a reorganization or restructuring.”

The following information replaces in its entirety the fourth paragraph appearing under the heading “Prospectus Summary – Principal Investment Strategies of the Fund – Other investment policies.”:

“The Fund can invest in derivative instruments including futures contracts, swap contracts and forward foreign currency contracts.”

The following information replaces in its entirety the fifth paragraph appearing under the heading “Prospectus Summary – Principal Investment Strategies of the Fund – Other investment policies.”:

“The Fund can use currency futures to hedge its exposure to foreign currencies.

The Fund can use swap contracts, including interest rate swaps, to hedge or adjust its exposure to interest rates, and currency swaps, to hedge its exposure to foreign currencies. The Fund can also use swap contracts, including credit default swaps, to enhance the yield on its portfolio or to increase income available for distributions or for other non-hedging purposes.”

The following information replaces in its entirety the first paragraph appearing under the heading “Investment Objective and Principal Investment Strategies of the Fund – Principal Investment Strategies of the Fund – Description of Senior Loans – Borrowers.”:

“Borrowers operate in a variety of industries and geographic regions. In addition, the Fund will not invest 25% or more of its total assets in Borrowers that conduct their principal businesses in the same industry. Most Senior Loans are made to Borrowers that are organized or located in the U.S. The Fund may, however, invest up to 20% of its total assets, measured at the time of investment, in Senior Loans made to Borrowers that are organized or located in countries other than the U.S. The Fund also may hold non-U.S. dollar denominated Senior Loans or other securities received as part of a reorganization or restructuring. See “Principal Risks of Investing in the Fund – Foreign Investments Risk.””

VK-SLO-SUP-1

VK-SLO-SUP-1

The following information replaces in its entirety the sixth paragraph appearing under the heading “Investment Objective and Principal Investment Strategies of the Fund – Other Important Investment Policies”:

“The Fund can invest in derivative instruments including futures contracts, swap contracts and forward foreign currency contracts.”

The following information replaces in its entirety the seventh paragraph appearing under the heading “Investment Objective and Principal Investment Strategies of the Fund – Other Important Investment Policies”:

“A futures contract is a standardized agreement between two parties to buy or sell a specified quantity of an underlying asset at a specified price at a specified future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying asset. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying asset on the settlement date or paying a cash settlement amount on the settlement date. The Fund can use currency futures to hedge its exposure to foreign currencies. Currency futures contracts are traded on exchanges and have standard contract sizes and delivery dates. Most currency futures contracts call for payment or delivery in U.S. dollars.

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other assets. The notional amount of a swap is based on the nominal or face amount of a reference asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap. The Fund can use swap contracts, including interest rate swaps, to hedge or adjust its exposure to interest rates, and currency swaps, to hedge its exposure to foreign currencies. The Fund can also use swap contracts, including CDS, to enhance the yield on its portfolio or to increase income available for distributions or for other non-hedging purposes.”

VK-SLO-SUP-1